UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Schedule 14C

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

☒	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☐	Definitive Information Statement

LIMITLESS X HOLDINGS INC.

(Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) of Schedule 14A (17 CFR 240.14a-101) per Item 1 of this Schedule and Exchange Act Rules 14c-5(g) and 0-11

Limitless X Holdings Inc.

9454 Wilshire Blvd. #300

Beverly Hills, CA 90212

(855) 413-7030

INFORMATION STATEMENT

NOTICE OF ACTION BY WRITTEN CONSENT OF MAJORITY STOCKHOLDERS

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE NOT REQUESTED TO SEND US A PROXY.

Dear Stockholders of Limitless X Holdings Inc.:

This Notice and accompanying Information Statement are being furnished to the holders of common stock, par value $0.0001 per share, of Limitless X Holdings Inc., a Delaware corporation (the “Company”), pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Regulation 14C and Schedule 14C thereunder, in connection with the approval of the action described below (the “Corporate Action”) by the unanimous written consent of the Board of Directors of the Company (the “Board”) and by written consent of the holder of a majority of the voting power of the issued and outstanding capital stock of the Company in lieu of a special meeting of stockholders:

The approval to grant to our Board the discretionary authority, without further stockholder approval, to file a Certificate of Amendment to our Certificate of Incorporation with the Delaware Secretary of State to effect a reverse stock split of our outstanding shares of common stock by a ratio of one new share for every 30 existing shares of common stock (1:30) at any time before December 31, 2022, as determined by the Board (the “Reverse Stock Split”)

On October 26, 2022, the Board unanimously adopted resolutions approving the Corporate Action.

The purpose of this Information Statement is to notify our stockholders that on October 26, 2022, the majority stockholder (the “Majority Stockholder”), executed a written consent in lieu of a special meeting of stockholders, a copy of which is attached hereto as Exhibit A (the “Majority Stockholder Written Consent”), approving the Corporate Action. The Majority Stockholder Written Consent constitutes the stockholder approval required for the Corporate Action under Delaware law and the Company’s Bylaws. As a result, no further action by any other stockholder is required to approve the Corporate Action, and we have not and will not be soliciting your approval of the Corporate Action. Notwithstanding, the holders of our common stock of record at the close of business on October 26, 2022 (the “Record Date”), are entitled to notice of the Majority Stockholder Written Consent. The Majority Stockholder also serves as the Company’s Chief Executive Officer and Chairman of the Board.

In accordance with Rule 14c-2 promulgated under the Exchange Act, the Corporate Action will become effective no sooner than 20 calendar days after we mail the Definitive Information Statement to our stockholders.

This notice and the accompanying Information Statement are being mailed to the holders of our securities as of the Record Date on or about [Mailing Date]. This Notice and the accompanying Information Statement shall constitute notice to you of the action by Majority Stockholder Written Consent in accordance with Rule 14c-2 promulgated under the Exchange Act.

NO VOTE OR OTHER ACTION OF THE COMPANY’S STOCKHOLDERS IS REQUIRED IN CONNECTION WITH THIS INFORMATION STATEMENT. WE ARE NOT ASKING FOR A PROXY AND YOU ARE NOT REQUESTED TO SEND US A PROXY.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

By Order of the Board of Directors,

Dated: October [ ], 2022
Jaspreet Mathur
Chief Executive Officer and Chairman of the Board

LIMITLESS X HOLDINGS INC.

i

Limitless X Holdings Inc.

9454 Wilshire Blvd. #300

Beverly Hills, CA 90212

(855) 413-7030

INFORMATION STATEMENT

October [   ], 2022

General Information

This Information Statement has been filed with the Securities and Exchange Commission (“SEC”) and is being furnished, pursuant to Section 14C of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to the holders of the common stock, par value $0.0001 per share, of Limitless X Holdings, Inc., a Delaware corporation (the “Company”) as of the close of business on October 26, 2022, to notify such stockholders that on October 26, 2022, the Company received a written consent in lieu of a special meeting of stockholders, a copy of which is attached hereto as Exhibit A (the “Majority Stockholder Written Consent”) from Jaspreet Mathur, the holder of a majority of our voting stock (the “Majority Stockholder”), approving of the following corporate action (the “Corporate Action”):

The approval to grant to our Board the discretionary authority, without further stockholder approval, to file a Certificate of Amendment to our Certificate of Incorporation with the Delaware Secretary of State to effect a reverse stock split of our outstanding shares of common stock by a ratio of one new share for every 30 existing shares of common stock (1:30) at any time before December 31, 2022, as determined by the Board (the “Reverse Stock Split”).

Mr. Mathur, the Majority Stockholder, also serves as the Company’s Chief Executive Officer and Chairman of the Board.

On August 9, 2022, the Company’s Board adopted resolutions to effect a reverse stock split of by a ratio of one new share for every ten existing shares of common stock (1:10). The Company had not yet effectuated the 1:10 reverse stock split. Subsequently, the Board deemed it in the best interest of the Company to increase the ratio of the reverse stock split, as set forth herein.

On October 26, 2022, the Company’s Board approved the Corporate Action, subject to stockholder approval. The Majority Stockholder Written Consent that we received constitutes the only stockholder approval required for the Corporate Action under Delaware law, the Company’s Certificate of Incorporation, and the Company’s Bylaws. As a result, no further action by any other stockholder is required to approve the Corporate Action and we have not and will not be soliciting your approval of the Corporate Action. Notwithstanding, the holders of our common stock of record at the close of business on October 26, 2022 (the “Record Date”), are entitled to notice of the stockholder action by written consent.

In accordance with Rule 14c-2 promulgated under the Exchange Act, the Corporate Action will become effective no sooner than 20 calendar days after we mail the Definitive Information Statement to our stockholders.

FORWARD-LOOKING STATEMENTS. This Information Statement contains “forward-looking statements.” These statements are based on our current expectations and involve risks and uncertainties which may cause results to differ materially from those set forth in the statements. The forward-looking statements may include statements regarding actions to be taken in the future. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. Forward-looking statements should be evaluated together with the many uncertainties that affect our business, particularly those set forth in the section on forward-looking statements and in the risk factors in Item 1A of our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, as filed with the SEC on March 18, 2022, as well as the risk factors set forth in our Form 8-K filed with the SEC on May 26, 2022.

About ThIS Information Statement

What is the purpose of this Information Statement?

This Information Statement is being furnished to you pursuant to Section 14 of the Exchange Act to notify the Company’s stockholders as of the close of business on the Record Date of the Corporate Action taken by Mr. Mathur, our Majority Stockholder.

Mr. Mathur owns 78,970,000 shares of common stock (representing approximately 66.98% of the outstanding shares of common stock) and 500,000 shares of our Class A Preferred Stock (representing 100% of the outstanding shares of Class A Preferred Stock). The designation of our Class A Preferred Stock provides that the class as a whole shall at all times have a number of votes equal to 60% of all the issued and outstanding shares of common stock of the Company. Therefore, Mr. Mathur’s holdings represent approximately 86.8% of the voting power of our issued and outstanding shares of voting stock.

Who is entitled to receive this Information Statement?

Each outstanding share of the Company’s voting securities on the close of business on the Record Date is entitled to notice of each matter voted on by the stockholders. As of the close of business on the Record Date, the Majority Stockholder held the authority to cast votes in excess of 50% of the Company’s outstanding voting power and has voted in favor of the Corporate Action. Under Delaware law, stockholder approval may be taken by obtaining the written consent and approval of more than 50% of the holders of voting stock instead of a stockholders’ meeting.

What constitutes the voting shares of the Company?

The voting power entitled to vote on the Corporate Action consists of the vote of the holders of a majority of the Company’s outstanding voting securities as of the Record Date. As of the Record Date, the Company’s voting securities for the Corporate Action consisted of 117,893,460 shares of common stock and 500,000 shares of Class A Preferred Stock. Each share of outstanding common stock is entitled to one vote on matters submitted for stockholder vote. The Class A Preferred Stock votes together with the Company’s other voting capital stock and is entitled to 60% of the votes on all matters submitted for stockholder approval.

What corporate matters did the Majority Stockholder vote for, and how did they vote?

Mr. Mathur, the Company’s Chief Executive Officer and Chairman of the Board, and the holder of a majority of our outstanding voting securities, has voted in favor of the following Corporate Action:

The approval to grant to our Board the discretionary authority, without further stockholder approval, to file a Certificate of Amendment to our Certificate of Incorporation with the Delaware Secretary of State to effect a reverse stock split of our outstanding shares of common stock by a ratio of one new share for every 30 existing shares of common stock (1:30) at any time before December 31, 2022, as determined by the Board (the “Reverse Stock Split”).

What vote is required to approve the Corporate Action?

No further vote is required for approval of the Corporate Action.

Outstanding Voting Securities

As of the Record Date, there were 117,893,460 shares of common stock issued and outstanding and 500,000 shares of Class A Preferred Convertible Stock (“Class A Preferred Stock”) issued and outstanding.

The rights of the Class A Preferred Stock are set forth in the Certificate of Designations which became effective on February 5, 2020. The holders of our Class A Preferred Stock vote together as a single class with the holders of our common stock, with the holders of Class A Preferred Stock being entitled to 60% of the total votes on all matters regardless of the actual number of shares of Class A Preferred Stock then outstanding, and the holders of common stock being entitled to their proportional share of the remaining 40% of the total votes based on their respective voting power.

As such, the written consent of a majority of the outstanding shares of common stock and the outstanding shares of Class A Preferred Stock, voting together as a single class, was necessary to authorize the Corporate Action described herein.

Security Ownership Of Certain Beneficial Owners And Management

The following table sets forth certain information regarding the beneficial ownership of our voting stock as of the Record Date by:

●	each person who is known by us to beneficially own more than 5% of our voting stock;

●	each of our officers and directors; and

●	all of our officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC. Generally, it means that a person has beneficial ownership of a security if he or she possesses sole or shared voting or investment power of that security and includes options, warrants, and other securities convertible or exercisable into shares of common stock, provided that such securities are currently exercisable or convertible or exercisable or convertible within 60 days of the date hereof. Each director or officer, as the case may be, has furnished us with information with respect to their beneficial ownership. Except as otherwise indicated, all persons listed below have (i) sole voting power and investment power with respect to their stock, except to the extent that authority is shared by spouses under applicable law, and (ii) record and beneficial ownership with respect to their securities.

Name and Address (1)	Office	Shares Owned	Percent of Class (2)
Class A Preferred Stock

Jaspreet Mathur	Chief Executive Officer and Chairman	500,000	100%

Common Stock

Jaspreet Mathur	Chief Executive Officer and Chairman	78,970,000	66.98%

Bharat Raj Mathur	Director	4,240,000	3.60%

Kenneth Haller	President and Director	4,240,000	3.60%

Amanda Saccomanno	Director	3,180,000	2.70%

Benjamin Chung	Chief Financial Officer	1,060,000	*

Rob Cucher	VP of Legal Affairs	530,000	*

Danielle Young	Chief Operating Officer	-	-

Dov Konetz	Director	-	-

Dan Fleyshman	Director	-	-

Leon Anderson	Director	-	-

All executive officers and directors		92,220,000	78.22%

*	less than 1%

(1)	The mailing address of each of the officers and directors as set forth above is c/o Limitless X Holdings Inc., 9454 Wilshire Blvd. #300, Beverly Hills, CA 90212.

(2)	As of the Record Date, there were 117,893,460 shares of our common stock issued and outstanding and 500,000 shares of our Class A Preferred Stock issued and outstanding.

Corporate Action 1: AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

General

On August 9, 2022, the Company’s Board adopted resolutions to effect a reverse stock split of by a ratio of one new share for every ten existing shares of common stock (1:10). The Company had not yet effectuated the 1:10 reverse stock split. On October 26, 2022, the Company’s Board deemed it in the best interest of the Company to increase the ratio of the reverse stock split to one new share for every 30 existing shares of common stock (1:30) (the “Reverse Stock Split”). The Majority Stockholder approved the Reverse Stock Split by written consent on October 26, 2022 in lieu of a meeting of stockholders as permitted under Delaware law and the Company’s Bylaws.

The number of authorized shares of the Company are not effected by the Reverse Stock Split.

Approval of the Corporate Action permits the Company to effect a Reverse Stock Split of our issued and outstanding shares of common stock by a ratio of one new share for every 30 existing shares of common stock (1:30). In determining the ratio of the Reverse Stock Split, our Board of Directors considered, among other things, factors such as:

●	the initial listing requirements of various stock exchanges;

●	the historical trading price and trading volume of our common stock;

●	the number of shares of our common stock issued and outstanding;

●	the then-prevailing trading price and trading volume of our common stock and the anticipated impact of the Reverse Stock Split on the trading market for our common stock; and

●	prevailing general market and economic conditions.

Reason for the Reverse Stock Split

Our Board believes that, among other reasons, the number of outstanding shares of our common stock and low trading price of our common stock have contributed to a lack of significant interest in the Company from institutional and other investors and has made it difficult for the Company to attract new investors and conduct equity financings on attractive terms. Our Board believes that it is necessary and prudent for the Company to amend our Certificate of Incorporation to effectuate the Reverse Stock Split because it would reduce the number of outstanding shares of our common stock to a level more consistent with other public companies with similar market capitalization.

Additionally, a Reverse Stock Split should have the effect of raising the minimum bid price of our common stock on the OTCQB market, such as required to list on the NASDAQ Capital Market or the NYSE American Stock Exchange. In the future, we hope to list our common stock on one of these stock exchanges as soon as we are eligible to do so following the consummation of the Reverse Stock Split, a potential future public capital raise, and satisfaction of other listing requirements and conditions. The NASDAQ Capital Market and the NYSE American both have a minimum bid price requirement for new applicants of $4.00 per share.

However, the effect of the Reverse Stock Split, if any, upon the stock price for our common stock cannot be predicted, and the history of similar stock split combinations for companies like us is varied. We cannot assure you that the stock price of our common stock after the Reverse Stock Split will rise in proportion to the reduction in the number of shares of common stock outstanding as a result of the Reverse Stock Split because, among other things, the stock price of our common stock may be based on our performance, general market conditions, and other factors as well, nor that we will be able to list our shares of common stock on either the NASDAQ Capital Market or NYSE American stock exchange.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires that our officers and directors and persons who own more than 10% of our common stock, file reports of ownership and changes in ownership with the Securities and Exchange Commission (“SEC”). Based solely on our review of the SEC’s EDGAR database, each of the officers and directors of the Company were delinquent with their Form 3 filings and delinquent with one Form 4 filing. However, as of the date of this Information Statement, all Form 3s have been filed with the SEC.

ADDITIONAL INFORMATION and incorporation by reference

The Company is subject to the Exchange Act’s reporting requirements, and in accordance therewith files reports, proxy statements, and other information, including annual quarterly and current reports on Forms 10-K, 10-Q, and 8-K with the SEC. Our reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained at the SEC at 100 F Street, N.W., Washington, DC 20549. Copies of such material can be obtained upon written request addressed to the SEC, Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The SEC maintains a website on the Internet at www.sec.gov that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC through EDGAR (Electronic Data Gathering, Analysis, and Retrieval).

The SEC allows us to incorporate by reference the information we file with it, which means that we can disclose important information to you by referring you to another document that we have filed separately with the SEC. You should read the information incorporated by reference because it is an important part of this Information Statement, as well as our Annual Report on Form 10-K for the year ended December 31, 2021, as filed with the SEC on March 18, 2022 and our Form 8-K as filed with the SEC on May 26, 2022.

Copies of all documents we file with the SEC, including reports which are incorporated by reference in this Information Statement (not including the exhibits to such information, unless such exhibits are specifically incorporated by reference), will be provided without charge to each stockholder as of the Record Date upon written or oral request. Requests should be directed to Limitless X Holdings, Inc., 9454 Wilshire Blvd. #300, Beverly Hills, CA 90212.

You may also obtain copies of these filings, at no cost, by accessing the SEC’s website at www.sec.gov.

DISSENTER’S RIGHTS OF APPRAISAL

The stockholders have no right to dissent on any of the Corporation Actions under Delaware Law, the Company’s Certificate of Incorporation, or Bylaws.

EFFECTIVE DATES OF CORPORATE ACTION

Under Rule 14c-2 under the Exchange Act, the Corporate Action shall not be effective until a date at least 20 days after the date on which this Information Statement has been mailed to the stockholders.

CONCLUSION

As a matter of regulatory compliance, we are sending you this Information Statement, which describes the purpose and effect of the above actions. Your consent to the above actions is not required and is not being solicited. This Information Statement is intended to provide our stockholders with the information required by the rules and regulations of the Exchange Act.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THE ATTACHED MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY.

On behalf of the Board of Directors of
LIMITLESS X HOLDINGS INC.

Date: October [ ], 2022	By:
Jaspreet Mathur
Chief Executive Officer and Chairman of the Board

APPENDIX A

STATE OF DELAWARE

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

The corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware does hereby certify:

FIRST: That at a meeting of the Board of Directors of Limitless X Holdings Inc. resolutions were duly adopted setting forth a proposed amendment of the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and calling a meeting of the stockholders of said corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

RESOLVED, that the Certificate of Incorporation of this corporation be amended by changing the Article thereof numbered “Fourth” so that, as amended, said Article shall be and read as follows:

Upon the close of business on the effective date of this Amended and Restated Certificate of Incorporation, each 30 shares of the Corporation’s Common Stock, $0.0001 par value, issued and outstanding immediately prior to the effective date shall, automatically and without any action on the part of the Corporation or the respective holders thereof, be combined into one share of Common Stock (the “Reverse Split”); provided, however, no fractional shares of Common Stock shall be issued as a result of the Reverse Split, and any fraction thereof shall be rounded up to the nearest whole share. Each certificate that immediately prior to the effective date represented shares of Common Stock (“Old Certificates”), shall thereafter represent that number of shares of Common Stock into which the shares of Common Stock represented by the Old Certificates shall have been reclassified and combined. The Reverse Split shall not affect the number of shares of authorized stock.

SECOND: That thereafter, pursuant to resolution of its Board of Directors, a special meeting of the stockholders of said corporation was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this certificate to be signed this [   ] day of November 2022.

LIMITLESS X HOLDINGS INC.

By:	Jaspreet Mathur
Its:	Chief Executive Officer

APPENDIX A-1